UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 23, 2007

C-COR Incorporated

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-10726	24-0811591
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Decibel Road, State College, PA	16801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (814)238-2461

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 23, 2007, the Registrant issued a press release announcing its financial results for the fourth quarter and fiscal year ended June 29, 2007 (the “Earnings Release”). A copy of the Earnings Release is furnished as Exhibit 99.1 to this Form 8-K.

On August 23, 2007, the Registrant provided an unaudited breakout of continuing operations and discontinued operations for fiscal years 2006 and 2007 (the “Reclassified Financial Data”) on its website, which it referred to in the Earnings Release and during the conference call held on August 23, 2007 to discuss its financial results for the fourth quarter and fiscal year ended June 29, 2007. The Reclassified Financial Data clarifies the impact of the sale of the Registrant’s Outside Plant and Installation Services business, which was completed during the fourth quarter of fiscal year 2007. The Reclassified Financial Data presents, for fiscal years 2006 and 2007 on a quarterly and annual basis and for fiscal year 2005 on an annual basis, the Registrant’s historical financial results, as determined by generally accepted accounting principles (“GAAP”) and the Registrant’s non-GAAP financial results, which reflect both the discontinued operations reclassification and certain other non-GAAP adjustments to improve comparability of the reported GAAP results and the non-GAAP First Call number (the “Non-GAAP Results”). A reconciliation of the Registrant’s GAAP financial results to the Non-GAAP Results is included in the Reclassified Financial Data.

The management of the Registrant believes that the adjustments to the Non-GAAP Results are useful to the shareholders of the Registrant because they remove items that are typically excluded from the analysts’ estimates comprising the First Call consensus number. The Non-GAAP Results allow investors to evaluate the Registrant’s financial performance from period to period in the same manner that the First Call analysts evaluate the Registrant. Further, the Reclassified Financial Data shows the impact of the discontinued operations reclassification on historical financial results. A copy of the Reclassified Financial Data is furnished as Exhibit 99.2 to this Form 8-K.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Number	Description of Document
99.1	Press Release dated August 23, 2007
99.2	Reclassified Financial Data

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

C-COR Incorporated (Registrant)

August 27, 2007	By:	/s/ Joseph E. Zavacky
	Name:	Joseph E. Zavacky
	Title:	Controller and Assistant Secretary

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